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                                                                    EXHIBIT 10.8



                   FIRST DEED OF TRUST, SECURITY AGREEMENT AND
                           FIXTURE FINANCING STATEMENT

         THIS INDENTURE is made and entered into this 24th day of August, 1999, between CAFE ODYSSEY, INC., a Minnesota corporation ("Grantor"), whose address is 4801 West 81st Street, Suite 112, Bloomington, Minnesota 55437, and the PUBLIC TRUSTEE OF DENVER COUNTY, COLORADO ("Trustee").

                                   WITNESSETH:

         WHEREAS, FAIRVIEW PARTNERS, an Ohio general partnership ("Beneficiary") whose address is 5807 McCray Court, Cincinnati, OH 45224, has agreed to make a loan to the Grantor in the amount of $2,000,000.00 pursuant to the terms and subject to the conditions set forth in that certain loan agreement of even date herewith by and between the Beneficiary and the Grantor (the "Loan Agreement"); and

         WHEREAS, Grantor has executed that certain Senior Convertible Note ("Note") of even date herewith for the principal sum of Two Million Dollars ($2,000,000.00), payable to the order of the Beneficiary with interest thereon from the date hereof as provided in the Note and with the balance of principal and interest due and payable in full on August 24, 2000; and

         WHEREAS, Grantor is desirous of securing to Beneficiary, their successors and assigns, the payment of the principal and interest becoming due under the Note, together with any and all advances made, expenditures authorized, costs and attorneys' fees incurred, or any other additional sums as provided for herein or in the Note secured hereby or the Loan Agreement which are expended or incurred by Beneficiary (all of which shall collectively hereinafter sometimes be referred to as the "Secured Indebtedness"); and

         WHEREAS, Grantor owns and operates a Cafe Odyssey theme restaurant business at its leased premises (the "Leased Premises") situated in the retail center commonly known as Denver Entertainment & Fashion Pavilions located at 500 16th Street, Denver, Colorado, as more particularly described in that certain Shopping Center Lease executed by Denver Pavilions, L.P., as Landlord, and Grantor (f/k/a Hotel Discovery, Inc.) dated May 12, 1998 (the "Lease"), which Leased Premises constitutes a portion of the real property legally described on Exhibit A attached hereto (the "Shopping Center Property");

         NOW, THEREFORE, Grantor, in consideration of the premises and for the purpose of securing payment of the Note and the other Secured Indebtedness, does hereby grant, bargain, sell, and convey unto Trustee, in trust forever, that property (collectively, the "Mortgaged Property"), whether now owned or hereafter acquired by Grantor, situated in the County of Denver, State of Colorado and more particularly described as follows:

                  All furniture, fixtures, equipment, inventory and other articles of tangible personal property and intangible personal property (including, but not limited to all permits and the non-exclusive right to use the name "Cafe Odyssey," trademarks and service marks of Grantor, but expressly excluding any rights with respect to the Lease) of every kind and nature whatsoever, now or hereafter located in or upon or arising from the Leased Premises (or the Grantor's business operated thereon) or any part thereof and used or usable in



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         connection with any present or future operation of the Leased Premises and now owned or hereafter acquired by Grantor (collectively, the "FF&E"); and

                  TOGETHER with all accounts receivable, income, profits and cash flow (collectively, the "Cash Flow"), of each and every kind, now or hereafter relating to or arising from the ownership and operation of the FF&E and the improvement situated thereon; and

                  TOGETHER with all products and proceeds of the foregoing (including, without limitation, insurance proceeds) and all other or greater rights and interests of every nature in the foregoing property and Grantor's rights to the possession or use thereof and income therefrom, whether now owned or subsequently acquired by Grantor.

                  ALL OF THE FOREGOING property is sometimes hereinafter collectively referred to as the "Mortgaged Property."

         Notwithstanding the foregoing, if the granting of the foregoing liens or any other interests to the Beneficiary under this Deed of Trust in and to any Cash Flow of the Grantor shall be prohibited by or otherwise constitute a violation of the Lease, then to the extent thereof, such Cash Flow which creates a violation of the Lease by inclusion in this Deed of Trust shall be deemed excluded therefrom and from the definition of "Mortgaged Property;" provided, however, that no third party other than the landlord under the Lease shall have the right to assert, enforce or benefit from this provision.

         The filing of this Indenture shall constitute a fixture filing in the office where it is filed and a carbon, photographic or other reproduction of this document may also be filed as a financing statement:


         Name and Address of                       Cafe Odyssey, Inc
         Debtor and Record                         4801 West 81st Street
         Owner of Real Estate                      Suite 112
                                                   Bloomington, Minnesota 55437

         Name and Address of                       Fairview Partners
         Secured Party:                            5807 McCray Court
                                                   Cincinnati, OH 45224

         Description of the Types                  See above
         (or items) of property
         covered by this
         financing statement:

         Description of real estate                See Exhibit A attached hereto
         to which all or a part
         of the collateral is
         attached or upon which
         it is located:




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         Name and Address of record owner                 Denver Pavilions L.P.
         of the above-referenced real estate:             511-16th Street
                                                          Suite 210
                                                          Denver, CO 80202

         Some of the above described collateral is or is to become fixtures upon or minerals and mineral rights located upon the real estate described above, and this financing statement is to be filed for record in the public real estate records.

         IN TRUST NEVERTHELESS, and time being of the essence hereof, that upon the occurrence of an Event of Default by Grantor as defined in the Loan Agreement, Beneficiary or the legal holder of the Note may file notice with Trustee declaring such default and their election and demand that the Mortgaged Property be advertised for sale and sold in accordance with the statutes of the State of Colorado; and thereupon, Trustee shall sell and dispose of the Mortgaged Property (en masse or in separate parcels, as Trustee deems best), and all the right, title, and interest of Grantor, its successors and assigns, in and to the Mortgaged Property, at public auction at the front door of the courthouse in the county of Colorado wherein the Mortgaged Property is situated, or on said premises as may be specified in the notice of such sale, for the highest and best price the same will bring in cash, after public notice having been previously given of the time and place of such sale in accordance with the statutes of the State of Colorado by advertisement weekly in some newspaper of general circulation at that time published in said county in Colorado wherein the Mortgaged Property is situated; copies of said notice shall be mailed in accordance with the statutes of the State of Colorado governing sales of real estate by Trustee, and Trustee shall make and give to the purchaser of the Mortgaged Property at said sale a Certificate of Purchase, describing such Mortgaged Property sold, the sum paid therefor, and the time when the purchaser or other persons entitled thereto) shall be entitled to a deed therefor, unless the same shall be redeemed as provided by law; and Trustee shall, upon demand by the party holding the said Certificate of Purchase, the time for redemption having expired, make, execute, and deliver to such party a deed to the Mortgaged Property purchased in accordance with the statutes of the State of Colorado; and Trustee shall, out of the proceeds of said sale, after first paying and retaining all fees, charges, and costs incident to such foreclosure sale, including, without limiting the generality of the foregoing, all attorneys' fees and court costs and charges of every character, pay to Beneficiary or the legal holder of the Note the principal, interest, and additional sums due on the Note, including, without limiting the generality of the foregoing, late charges, default interest charges, and fees due under the Note, according to the tenor and effect thereof, and all monies advanced by Beneficiary or the legal holder of the Note for insurance, taxes, assessments, repairs, maintenance, utilities, maintenance fees, mechanics' liens or any other liens on the Mortgaged Property of whatever nature, or for the payment of Grantor's debts, and any other Secured Indebtedness with interest thereof from the date of the default at an interest rate per annum equal to the default interest rate set forth in the Note, rendering the overplus, if any, first unto any subsequent lienors in accordance with the statutes of the State of Colorado, and then unto Grantor, which sale and deed so made shall be a perpetual bar, both in law and equity, against Grantor and all other persons claiming the Mortgaged Property, or any part thereof, by, from, through, or under Grantor, or any of them.

         It shall be specifically authorized herein that Beneficiary or the legal holder of the Note or their representatives may bid at the foreclosure sale held by Trustee or by Order of Court and any bid by Beneficiary or the legal holder of the Note may take into consideration anticipated taxes, assessments, insurance premiums, utilities, maintenance expense, management costs, repairs title expense, and the then going real estate agent's commission, all or any of which may be incurred during the period of redemption or in order to subsequently sell or otherwise dispose of the Mortgaged Property after the issuance of the



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Public Trustee's deed, and such amounts shall not be deemed an overplus distributable to junior lienors or Grantor.

         This Deed of Trust shall secure, as a part of the Secured Indebtedness, without limiting the generality of the foregoing, any additional advances and any expenditures made by Beneficiary or the legal holder of the Note (as determined in their sole discretion) for all sums due under any lien prior to this Deed of Trust, which sums Beneficiary and/or the legal holder of the Note elect to pay in order to protect their security interest in the Mortgaged Property, together with any taxes, special assessments, insurance premiums, costs of completing the construction of any unfinished improvements, cost of storage of materials for incorporation into the improvements and purchased with funds disbursed under the Note, utility charges, delinquent payments fees, attorneys' fees, and any other expenditures made or charges incurred by Beneficiary and/or the legal holder of the Note, with interest thereon from the date of such expenditure at an interest rate per annum equal to the default interest rate set forth in the Note, all of which sums may be added to Beneficiary's or the legal holder of the Note's bid at any foreclosure sale held pursuant hereto. Grantor hereby assigns to Beneficiary and the legal holder of the note any right Grantor may have by reason of any prior encumbrance on the mortgaged property or by law or otherwise to cure any default under said prior encumbrance, provided, however, neither Beneficiary nor the legal holder shall have any obligation to do so, and further assigns to Beneficiary and the legal holder of the Note any right Grantor may have by reason of contract or by law or otherwise to make any or all of the payments described in this paragraph or which Beneficiary or the legal holder of the Note is permitted to make on behalf of Grantor by the terms of this Deed of Trust, provided, however, neither Beneficiary nor the legal holder shall have any obligation to do so. Further, it shall be lawful for the holder of the Certificate of Purchase covering the Mortgaged Property to make any of the foregoing expenditures, and upon filing receipts evidencing payment of the same with Trustee or the Sheriff or other person lawfully conducting said sale and issuing said Certificate of Purchase, such payments or expenditures shall thereupon become an additional claim or indebtedness in favor of the holder of such Certificate of Purchase and against the Mortgaged Property so sold. Before redemption can be made from such foreclosure sale, the party redeeming shall be required to pay, in addition to the amounts specified in said Certificate of Purchase, with interest thereon as provided herein, the further and additional amounts represented by the foregoing expenditures, together with interest thereon from the date of such expenditure at an interest rate per annum equal to the default interest rate set forth in the Note. In the event of default or foreclosure and if, in the opinion of Beneficiary or the legal holder of the Note, it is necessary to complete construction of any incomplete improvements or make repairs, alterations, or renovations to the Mortgaged Property in order to preserve, protect, or prevent waste, or change the manner of utilization or nature of occupancy, Beneficiary shall have the right, but not the obligation, to proceed as it deems advisable and Grantor does hereby appoint Beneficiary as its attorney-in-fact to do such things as are hereby provided, and this power of attorney is coupled with an interest in the Mortgaged Property and is irrevocable.

         AND, Grantor represents, warrants, and covenants to Beneficiary, their successors and assigns, that Grantor is now in a solvent condition; and no bankruptcy or insolvency proceedings are pending or contemplated by Grantor, or to Grantor's knowledge, threatened against Grantor. Grantor, for itself and for its heirs, successors, and assigns, covenants and agrees to and with the Trustee and Beneficiary that at the time of the ensealing and delivery of these presents, it is well seized in fee simple title to the Mortgaged Property and has good right, full power and lawful authority to grant, bargain, sell, convey, transfer, assign and mortgage the Mortgaged Property. Grantor further warrants that the Mortgaged Property is free and clear of all liens, security interest, encumbrances and other title matters, including, without limitation, mechanic' liens, materialmen's liens and liens for special assessments for work completed or under construction on the date hereof except for those matters set forth in Exhibit "B" attached hereto and incorporated herein by this



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reference ("Permitted Exceptions"); and that Grantor will warrant and forever defend the title to the Mortgaged Property against the claims of all persons whomsoever claiming or to claim the same or any part thereof, subject to the Permitted Exceptions, and the Mortgaged Property in the quiet and peaceable possession of said Trustee, its successors and assigns, against all and every person or persons lawfully claiming or to claim the whole or any part thereof, the Grantor shall and will warrant and forever will defend. The foregoing warranty of title shall survive the foreclosure of this Deed of Trust and shall inure to the benefit of and be enforceable by any person who may acquire title to the Mortgaged Property pursuant to foreclosure.

         GRANTOR further represents, warrants and covenants to Trustee and Beneficiary, their successors and assigns, that Grantor is duly organized and validly existing and in good standing under the laws of the State of Minnesota with the power to own the Mortgaged Property and carry on its business as is now being conducted; that the Note, this Deed of Trust and all other documents or instruments securing payment of the Note constitute the legal, valid, and binding obligations of Grantor, and any other party thereto and are enforceable in accordance with their terms; that Grantor's execution and delivery of and performance under, the Note, this Deed of Trust, and all other documents or instruments securing payment of the Note have been duly authorized by all requisite action under Grantor's governing documents and are not in contravention of such documents, the law or any indenture agreement, or undertaking to which Grantor or any general partner of Grantor is a party or by which Grantor or any general partner of Grantor is bound.

         AND upon payment in full of the Secured Indebtedness, the Beneficiary shall cause the release of this Deed of Trust and all liens and security interests created hereunder.

                                GENERAL COVENANTS

         THE GRANTOR FURTHER COVENANTS AND AGREES AS FOLLOWS:

         1. Existence. Grantor will continuously maintain its existence as a Minnesota corporation as currently constituted.

         2. Payment. Grantor will make prompt payment, as the same become due, of all installments of principal, interest, and other charges becoming due under the Note or this Deed of Trust.

         3. Maintenance; Repairs. The Grantor shall keep and maintain the Mortgaged Property in materially good condition, repair and operating condition free from any waste or misuse, and will comply with all requirements of law, municipal ordinances and regulations, restrictions and covenants affecting the Mortgaged Property and its use, and will promptly repair or restore any building, improvements or structures now or hereafter located on the Premises which may become damaged or destroyed to their condition prior to any such damage or destruction.

         4. Payment of Taxes and Prior Encumbrances. During the continuance of the Secured Indebtedness or any part thereof, the Grantor will pay or cause to be paid all taxes and assessments levied on the Mortgaged Property when due (including water and or water company stock assessments and periodic condominium or owner association dues or assessments, if any) and all amounts due or to become due on account of principal and interest on prior encumbrances, if any, and upon demand will furnish Beneficiary receipted bills evidencing such payment.



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         Nothing in this Section 4 shall require the payment or discharge of any obligations imposed upon the Grantor by this Section so long as the Grantor shall diligently and in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Mortgaged Property or any part thereof to satisfy the same; provided, however, that during such contest the Grantor shall, at the reasonable request of the Beneficiary, provide security satisfactory to the Beneficiary, assuring the discharge of the Grantor's obligation under this Section and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and provided further, however, that if at any time payment of any obligation imposed upon the Grantor by this Section shall become necessary to prevent the delivery of a tax deed conveying the Land or any portion thereof because of nonpayment, then the Grantor shall pay the same in sufficient time to prevent the delivery of such tax deed.

         5. Insurance. Grantor shall keep the Mortgaged Property insured, in such amounts and with such companies as Beneficiary shall approve in writing, against loss by fire, lightning, windstorm, tornado, flood, boiler explosion or malfunction, any other casualty, and public liability with loss of rents and such other causes as may be required by Beneficiary with loss payable to the Beneficiary hereunder as its interest may appear. Grantor will deliver to the Beneficiary the policy or policies of insurance, with a standard mortgage clause in favor of Beneficiary, as further security for the Secured Indebtedness. In the event of loss or damage, the proceeds of all such insurance may be applied to the payment of the Secured Indebtedness if an Event of Default has then occurred and is continuing or otherwise shall be applied to the repair, rebuilding, or replacement of the improvements damaged or destroyed. The said proceeds of such insurance, if to be applied to repair, rebuilding or replacement of improvements, shall be retained in the possession of the Beneficiary until the said repair, rebuilding or replacement, in the sole judgment of the Beneficiary, is complete.

         6. Advances by Beneficiary for Taxes, Insurance or Prior Encumbrances. In the case of the refusal or neglect of the Grantor to thus insure and deliver the policies of insurance or to pay such taxes or assessments or amounts due or to become due on prior encumbrances, if any, the Beneficiary may procure said insurance or pay such taxes, assessments or amount due upon prior encumbrances, if any, and all monies thus paid, with interest thereon at 18% per annum, shall become so much additional indebtedness secured by this Deed of Trust, and shall be paid out of the proceeds of sale of the Property aforesaid if not otherwise paid by the Grantor. Such failure to so insure or to pay such amounts shall be a violation or breach of the covenants of this Deed of Trust.

         7. Possession of the Property-Appointment of Receiver. In the case of any default or breach under the terms and covenants of the Secured Indebtedness or this Deed of Trust, the Beneficiary shall at once become entitled to the possession, use and enjoyment of the Mortgaged Property and to the issues and profits therefrom, from the date of the accruing of such right and continuing during the pendency of foreclosure proceedings including any period of redemption. Such possession shall at once be delivered to the Beneficiary or the holder of the Certificate of Purchase upon demand. Upon refusal, the delivery of such possession may be enforced by the Beneficiary or the holder of the Certificate of Purchase by an appropriate civil suit or proceeding. The Beneficiary or the holder of the Certificate of Purchase shall be entitled to appointment of a receiver for the Mortgaged Property to receive the rents, issues and profits therefrom from and after any such default, including the time covered by foreclosure proceedings and the period of redemption, as a matter of right without regard to the solvency or insolvency of the Grantor or of the then owner of said Property and without regard to the value of the Mortgaged Property. Such receiver may be appointed by any court of competent jurisdiction upon ex-parte application and without notice, notice being




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hereby expressly waived. All profits, income and revenue from said Mortgaged
Property shall be applied by such receiver to the payment first of the fees and costs of such receivership proceeding and then to the Secured Indebtedness. The balance remaining, if any, shall be disposed of in accordance with the orders and directions of the court. The fees of any such receiver, attorneys' fees incurred in appointment of the receiver and administration of the receivership estate and all costs, including court costs, shall be the liability of the Grantor, its successors and assigns, shall be due and payable upon demand and shall become so much additional indebtedness secured hereby. Failure to pay said fees and costs upon demand shall be in breach of the terms of this Deed of Trust.

         8. Alienation or Encumbrance of the Mortgaged Property. In the event the Grantor shall sell, convey, alienate, encumber or dispose of the Mortgaged Property described in this Deed of Trust, any part thereof or any interest therein (including, but not limited to, outright conveyance; conveyance or alienation of any interest in the Mortgaged Property or any part thereof; and alienation of any interest in the Mortgaged Property by lease or rental agreement with option to purchase) the entire Secured Indebtedness, irrespective of the maturity dates expressed therein, shall, at the option of the Beneficiary and without delay or notice, immediately become due and payable; provided, however, that notwithstanding the foregoing, the Grantor may purchase additional FF&E for use with respect to the Leased Premises and grant purchase money liens thereon and may also sell and replace worn out and obsolete equipment in the ordinary course of business. If the Beneficiary does not accelerate the obligation, the Beneficiary, as a condition precedent to its waiver of its right to accelerate the obligation, (a) may require the party to whom the Mortgaged Property or any part thereof is alienated to assume this Deed of Trust and the Secured Indebtedness; (b) may charge a transfer fee (which shall be in addition to title insurance, abstracting, credit reports, surveys, attorneys' fees and other charges pertaining to the transfer or sale); and/or (c) may increase the interest rate on the Secured Indebtedness to a rate in excess of the rate set forth in the Note secured by this Deed of Trust.

         In the event the Grantor shall further encumber the Mortgaged Property described in this Deed of Trust by creation of a lien or encumbrance junior to the lien of this Deed of Trust without the prior written consent of the Beneficiary hereunder or otherwise then as permitted herein, the entire Secured Indebtedness secured by this Deed of Trust, irrespective of the maturity dates expressed therein, shall at the option of the Beneficiary and without delay or notice become immediately due and payable. Nothing in this paragraph shall, however, limit the ability of the Beneficiary hereunder to withhold consent to alienation of the Mortgaged Property as set forth in the paragraph immediately above.

          9. Security Agreement; Financing Statement; Personalty. Grantor and Beneficiary agree that this deed of trust shall constitute a Security Agreement within the meaning of the Colorado Uniform Commercial Code (hereinafter in this paragraph referred to as the "Code") with respect to any Mortgaged Property constituting personal property affixed to, located upon, arising from or used in conjunction with the Leased Premises, which property may or may not be deemed to form a part of the above-described real property or may or may not constitute a "fixture" together with all replacements of such property, substitutions for such property, additions to such property, and the proceeds thereof, any claims resulting from damage to or destruction of any or all of such property, including without limitation, claims under policies of insurance relating thereto, and the proceeds of such claims (said property and the replacements, substitutions and additions thereto and the proceeds thereof being hereinafter collectively referred to as the "Collateral"). A security interest in and to the Collateral is hereby granted to the Beneficiary and all of Grantor's right, title and interest therein are hereby assigned to the Beneficiary, all to secure payment of the Secured Indebtedness and to secure performance of the terms, covenants and provisions hereof. In the event of a default under this deed of trust, Beneficiary, pursuant to Section 4-9-501(4), C.R.S., shall have the option




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of proceeding with respect to the Mortgaged Property as to both real and personal property in accordance with its rights and remedies with respect to the Mortgaged Property, in which event the default provisions of the Code shall not apply. In such event, Beneficiary's bid at public trustee's or sheriff's sale shall be deemed to be a bid for both the real and personal property. The certificate of purchase, deed or certificate of redemption (whichever is or are appropriate) issued in such sale shall also constitute a bill of sale for the said personal property. Grantor shall not be entitled to redeem either the real or personal property separate one from the other. The parties agree that, in the event the Beneficiary shall elect to proceed with respect to the Collateral separately from the real property described herein, five (5) days' notice of the sale of the Collateral shall be reasonable notice. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Beneficiary shall include, but not be limited to, reasonable attorneys, fees and legal expenses incurred by Beneficiary.

         10. Time of the Essence. Time is of the essence of this Deed of Trust and in the event the Grantor or the Grantor's successors or assigns fail to pay Beneficiary any and all sums due according to the terms of the Note and this Deed of Trust and fail to observe and perform any of the covenants and agreements contained in said Note or this Deed of Trust, Beneficiary may, at its option, declare said Note and the remaining indebtedness owing thereunder due and payable, and any tax assessments, insurance premiums, or other advances made or paid by said Beneficiary and not repaid by the Grantor shall become an additional indebtedness hereunder and secured by this Deed of Trust.

         11. Condemnation. If the Mortgaged Property or any part thereof shall be condemned and taken under the power of eminent domain, all damages and awards for the portion of the Mortgaged Property so taken shall be applied to the repayment of the Secured Indebtedness if an Event of Default has occurred and is continuing or otherwise shall be applied to the rebuilding, repair and restoration of the lands and/or improvements damaged by said taking. Any balance of such damages or awards remaining after application as above set forth shall be paid over to the Grantor.

         12. Inspection. Beneficiary shall have the right, at all reasonable times, to inspect the Mortgaged Property.

         13. Hazardous Substances. The Grantor warrants, covenants and represents that to the best of its knowledge, after reasonable inquiry and investigation, there does not exist in or under the Leased Premises any pollutant, toxic or hazardous waste or substance, or any other material the release or disposal of which is regulated by any law, regulation, ordinance or code related to pollution or environmental contamination, other than those used in the normal course of Grantor's business and disposed of properly and except as disclosed on Schedule 1 attached hereto, and, that no part of the Leased Premises was ever used for any industrial or manufacturing purpose or as a dump, sanitary landfill, or gasoline service station, and that there exists on the Leased Premises no storage tanks, electrical transformers or other equipment containing PCBs or material amounts of asbestos. The Grantor represents that it has received no summons, citations, directives, letters or other communications, written or oral, from any federal, state or local agency or department concerning the storing, releasing, pumping, pouring, emitting, emptying or dumping or the presence of any pollutant, toxic or hazardous waste or substance on the Leased Premises.

         The Grantor covenants and agrees that it shall not, nor shall it permit others to, use the Leased Premises for the business of generating, transporting, storing, treating or disposing of any pollutant, toxic or hazardous waste or substance, other than those used in the normal course of Grantor's business and disposed of properly, nor shall it either take or fail to take any action which may result in a release of any hazardous



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substance from or onto the Leased Premises. The Grantor further covenants and agrees that it shall comply, and maintain the Leased Premises in compliance, with any and all federal, state and local hazardous waste and other environmental laws, rules, regulations and orders. In addition to all rights of access granted the Beneficiary pursuant to this Indenture, during the term of the loan contemplated hereby, the Beneficiary, or any authorized agent, contractor or representative of the Beneficiary, is hereby irrevocably authorized to enter upon the Leased Premises at any time and from time to time for the purpose of performing inspections, taking soil borings or other borings, or conducting any other tests or procedures on, in or about the Leased Premises as the Beneficiary deems necessary or appropriate to determine whether any hazardous or toxic substances, including without limitation asbestos or PBS, are present on, under or about the Leased Premises.

         The Grantor agrees to indemnify and to hold the Beneficiary harmless from any and all claims, causes of action, damages, penalties, and costs (including, but not limited to, attorneys' fees, consultants' fees and related expenses) which may be asserted against, or incurred by, the Beneficiary resulting from or due to release of any hazardous substance or waste on the Leased Premises or arising out of any injury to human health or the environment by reason of the condition of or past activity upon the Leased Premises. The Grantor's duty to indemnify and hold harmless includes, but is not limited to, proceedings or actions commenced by any person (including, but not limited to, any federal, state, or local governmental agency or entity) before any court or administrative agency. The Grantor further agrees that pursuant to its duty to indemnify under this section, the Grantor shall indemnify the Beneficiary against all expenses incurred by the Beneficiary as they become due and not waiting for the ultimate outcome of the litigation or administrative proceeding. The Grantor's obligations to indemnify and hold the Beneficiary harmless hereunder shall survive repayment of the Secured Indebtedness and satisfaction or foreclosure of this Deed of Trust.

         14. Forbearance; Substitution of Collateral; Partial Releases. It is understood and agreed that the Beneficiary may, at any time, without notice to any person, grant to the Grantor any indulgences of forbearance, grant any extension of time for payment of any indebtedness secured hereby, or allow any change or changes, substitution or substitutions, of or for any of the Property described in this Deed of Trust or any other collateral which may be held by Beneficiary. Beneficiary's action in so doing shall in no way affect the liability of the Grantor, any endorsers of the indebtedness secured hereby, or any other person liable for the payment of said indebtedness, nor shall it in any way affect or impair the lien of this Deed of Trust upon the remainder of the Leased Premises and upon other collateral which is not changed or substituted. It is also understood and agreed that the Beneficiary and the Trustee may, at any time, without notice to any person, release any portion of the Leased Premises described in this Deed of Trust or any other collateral which may be held as security for the payment of the Secured Indebtedness either with or without consideration for such release or releases. Such releases shall not in any manner affect the liability of the Grantor, all endorsers and all other persons who are or shall be liable for the payment of said indebtedness, nor shall said releases in any manner affect, disturb or impair the validity and priority of this Deed of Trust, for the full amount of the indebtedness remaining unpaid together with all interest and advances which shall become payable, upon the remainder of the Leased Premises and other collateral which is unreleased. It is distinctly understood and agreed by the Grantor and the Beneficiary that any release or releases may be made by the Beneficiary and the Trustee without the consent or approval of any person or persons whomsoever.

         15. Prosecution or Defense of Actions Affecting Obligation or Lien. If Grantor fails to perform the covenants and agreements contained in this Deed of Trust or if any action or proceeding is commenced which affects Beneficiary's interest in the Mortgaged Property or the validity of the Note secured hereby including, but not limited to, actions in eminent domain, code enforcement, insolvency or arrangements or proceedings involving a bankrupt or a decedent's estate, or actions by parties claiming an interest senior and paramount to the lien of this Deed of Trust, or if it becomes necessary for Beneficiary to file an action to uphold or defend the lien of this Deed of Trust, then Beneficiary shall have the right to employ its own legal counsel to defend, pursue, compromise, negotiate, or prevent any such litigation and all sums expended by Beneficiary including reasonable attorneys' fees and other costs in connection with any such legal action shall become so much additional indebtedness secured by this Deed of Trust. The failure of the Grantor to pay to Beneficiary all such sums expended immediately upon demand shall entitle the Beneficiary, at its option, to declare the entire indebtedness to be at once due and payable.

         16. Foreclosure and Attorneys' Fees. In the case of default in any of the payments of principal or interest, according to the tenor and effect of the Note secured hereby, or of a breach or violation of any of the covenants or agreements contained herein, or incorporated herein, then the whole of said principal sum secured hereby, all interest thereon, and the equity participation amount, if any, set forth in the Note secured hereby, may at once or at any time thereafter, at the option of the Beneficiary, become due and payable. If foreclosure is performed by the Public Trustee, attorneys' fees of a reasonable amount for services in the supervision of said foreclosure proceedings together with all other costs of said foreclosure proceedings and as provided herein shall be added by the Public Trustee to the indebtedness secured hereby to be satisfied from the proceeds of the sale of said Mortgaged Property. If foreclosure is made through the courts, reasonable attorneys' fees shall be taxed by the court as a part of the costs of such foreclosure proceedings and such fees and costs shall be treated as a part of the indebtedness secured hereby to be satisfied from the proceeds of the sale of said Mortgaged Property.

         17. Severability. In the event that any provision or clause of this Deed of Trust conflicts with applicable law, such conflicts shall not affect or invalidate other provisions of this Deed of Trust which can be given effect without the conflicting provision. To this end, the provisions of this Deed of Trust are declared to be severable.

         18. Successors Bound; Terms; Captions. The covenants herein contained shall bind, and the benefits and advantages hereof shall inure to the respective heirs, executors, administrators, successors and assigns of the parties hereto. Whenever used herein, the singular number shall include the plural and conversely, and the use of any gender shall be applicable to all genders. Whenever the term "Beneficiary" is used herein, it shall include the legal holder or holders of the Note or of the indebtedness secured hereby or, where applicable, the holder of a Certificate of Purchase. Assignment or negotiation of the Note secured hereby shall also be an assignment of the Beneficiary's interest under this Deed of Trust. In particular, without limitations, the word "Note" or the words "Promissory Note" shall be singular or plural as the case may be. The captions and headings of this Deed of Trust are for convenience only and are not to be used to interpret or define the terms of this document.

         19. Governing Law. Except for matters relating to the validity and/or enforcement of the lien and security interest of the Beneficiary in the Mortgaged Property, which shall be determined in accordance with the applicable laws of the State in which the affected portion of the Mortgaged Property is situated, with the laws of each such State applying to the Mortgaged Property in such State, the internal laws (other than conflict laws) of the State of Ohio shall govern the validity, interpretation, construction and performance of this Deed of Trust and all other documents relating to the transactions contemplated hereby.

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                                       10

         IN WITNESS WHEREOF, this Deed of Trust has been executed by the Grantor as of the day and year first above written.

                                    GRANTOR:

                                    CAFE ODYSSEY, INC.


                                    By:   s/Stephen D. King
                                       -----------------------------------------

                                    Name and Title:  C.E.O.
                                                   -----------------------------


STATE OF          )
                  ) ss.
COUNTY OF         )

         The foregoing instrument was acknowledged before me this 24th day of August, 1999, by Stephen D. King the Chief Executive Officer of Cafe Odyssey, Inc., a Minnesota corporation, for and on behalf of said corporation.


                                                  s/ Gail T. King
                                                --------------------------------
                                                Notary Public

                                    EXHIBIT A
                 (LEGAL DESCRIPTION OF SHOPPING CENTER PROPERTY)

                                    EXHIBIT B
                                       TO
                   FIRST DEED OF TRUST, SECURITY AGREEMENT AND
                           FIXTURE FINANCING STATEMENT

                              PERMITTED EXCEPTIONS


         1. Financing Statement filed with the Colorado Secretary of Sate on February 2, 1999 as document number 19992006190 from Cafe Odyssey as Debtor to Ecolab, Inc. as Secured Party.

         2. Financing Statement filed with the Colorado Secretary of State on March 19, 1999 as document number 19992015504 from Hotel Discovery Inc. and D.B.A. Cafe Odyssey to Icelease Partners, Ltd. as Secured Party and Bank One Kentucky, North America as Assigned Party.